UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2026

GOLD.COM, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36347	11-2464169
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1550 Scenic Avenue Suite 150
Costa Mesa, California		92626
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 844 455-4653

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GOLD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In our Current Report on Form 8-K filed February 9, 2026, Gold.com, Inc. (the “Company”) described agreements it has entered into with TPM, S.A. de C.V., (“TPM”), a controlled subsidiary of Tether Global Investments Fund, S.I.C.A.F., S.A ("Tether"). These agreements included an Investor Rights Agreement, which provides that, for so long as TPM holds at least five percent of the Company’s outstanding shares, it will have the right to nominate members of the Company’s Board of Directors in proportion to its holdings, rounded down to the nearest whole Board seat, but not less than one Board member. Accordingly, TPM is entitled currently to nominate one Director to the Board.

TPM has nominated Juan Sartori, and the Board of Directors has appointed Mr. Sartori to the Board, effective March 16, 2026. Mr. Sartori serves as the Head of Special Projects at Tether Investments SA de CV, an affiliate of Tether.

In connection with the appointment of Mr. Sartori as a Director, the Board of Directors has authorized the grant to him of an option to acquire 3,000 shares of Company common stock. The exercise price per share of the option will be the closing price of our common stock on March 18, 2026, and the option will vest ratably over three years, with a maximum term of ten years.

Effective March 16, 2026, Beverley Lepine resigned from the Board of Directors. Ms. Lepine’s resignation is not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD.COM, INC.

Date:	March 16, 2026	By:	/s/ Carol Meltzer
		Name: Title:	Carol Meltzer General Counsel and Secretary